Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS

401(k) Plan

The Management Company maintains a 401(k) profit sharing plan, which is qualified under Section 401(a) and Section 401(k) of the Code to cover employees of the Management Company. All employees who have attained the age of 21 and have completed at least 90 days of service are eligible to participate in the plan. The plan provides for employer matching contributions on behalf of each participant equal to 50% of the portion of such participant’s contribution that does not exceed 2.5% of such participant’s compensation for the plan year. Additionally, the Management Company has the discretion to make additional profit-sharing-type contributions not related to participant elective contributions. Total contributions by the Management Company were $929, $820 and $957 in 2012, 2011 and 2010, respectively.

Employee Stock Purchase Plan

The Company maintains an employee stock purchase plan that allows eligible employees to acquire shares of the Company’s common stock in the open market without incurring brokerage or transaction fees. Under the plan, eligible employees make payroll deductions that are used to purchase shares of the Company’s common stock. The shares are purchased at the prevailing market price of the stock at the time of purchase.

Deferred Compensation Arrangements

The Company has entered into agreements with certain of its officers that allow the officers to defer receipt of selected salary increases and/or bonus compensation for periods ranging from 5 to 10 years. For certain officers, the deferred compensation arrangements provide that when the salary increase or bonus compensation is earned and deferred, shares of the Company’s common stock issuable under the Amended and Restated Stock Incentive Plan are deemed set aside for the amount deferred. The number of shares deemed set aside is determined by dividing the amount of compensation deferred by the fair value of the Company’s common stock on the deferral date, as defined in the arrangements. The shares set aside are deemed to receive dividends equivalent to those paid on the Company’s common stock, which are then deemed to be reinvested in the Company’s common stock in accordance with the Company’s dividend reinvestment plan. When an arrangement terminates, the Company will issue shares of the Company’s common stock to the officer equivalent to the number of shares deemed to have accumulated under the officer’s arrangement. The Company accrues compensation expense related to these agreements as the compensation is earned during the term of the agreement.

At December 31, 2012 and 2011, there were 0 and 68,906 shares, respectively, that were deemed set aside in accordance with these arrangements.

For other officers, the deferred compensation arrangements provide that their bonus compensation is deferred in the form of a note payable to the officer. Interest accumulates on these notes at 5.0%. When an arrangement terminates, the note payable plus accrued interest is paid to the officer in cash. At December 31, 2012 and 2011, the Company had notes payable, including accrued interest, of $124 and $81, respectively, related to these arrangements.